Company Press Release
Source Lakeland Industries, Inc.


Lakeland Reports Positive Sales Comparisons for the 3 Months Ended April 30,
2004

Q1'05 Net Sales of $26.8 Million - Up 12.6% Over Q1'04 of $23.8 Million

Q1'05 Basic and Diluted Earnings Per Share of $0.44 and $0.43, respectively - Up 69% Over Q1'04 of $0.26 per share.

RONKONKOMA, NY, June 14, 2004 - Lakeland Industries, Inc. (National NASDAQ
Symbol: LAKE), a leading manufacturer of industrial protective clothing for Homeland Security and other industrial applications, today reported record sales and earnings for its first quarter ended April 30, 2004.

Lakeland's net income for the three months ended April 30, 2004 increased to $1.4 million from $0.9 million for the three months ended April 30, 2003, an increase of 65%. Net income per basic and diluted share was $0.44 and $0.43 per share respectively, for the three months ended April 30, 2004 versus $0.26 per share for the three months ended April 30, 2003.

                   LAKELAND INDUSTRIES, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS

        ASSETS                                                                   April 30,    January 31,
                                                                                   2004          2004
                                                                               (Unaudited)
Current assets:
Cash and cash equivalents ..................................................   $ 2,773,608   $ 2,445,271
Accounts receivable, net of allowance for
  doubtful accounts of $323,000 at April 30, 2004 and
  at January 31, 2004 ......................................................    14,026,362    12,570,320
Inventories ................................................................    27,488,454    26,265,807
Deferred income taxes ......................................................       790,272       790,272
Other current assets .......................................................     1,094,870     1,213,104
                                                                               -----------   -----------
         Total current assets ..............................................    46,173,566    43,284,774
Property and equipment, net of accumulated
  depreciation of $4,636,000 at April 30, 2004
  and $4,511,000 January 31, 2003 ..........................................     5,038,296     3,921,308

Other assets ...............................................................       135,683        97,745
                                                                               -----------   -----------
                                                                               $51,347,545   $47,303,827
                                                                               ===========   ===========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable ...........................................................   $ 3,979,830   $ 3,461,353
Current portion of long-term liabilities ...................................          --      16,784,781
Accrued expenses and other current liabilities .............................     1,958,213     1,263,044
                                                                               -----------   -----------
     Total current liabilities .............................................     5,938,043    21,509,178
Borrowing under revolving credit facility ..................................    16,910,211             0



Other long-term liabilities ................................................       529,647       517,147
Deferred income taxes ......................................................       250,532       250,532
Minority interest in Variable Interest Entities ............................     1,266,807          --

Commitments and contingencies
Stockholders' equity
  Preferred stock, $.01 par; authorized
  1,500,000 shares (none issued)
Common stock, $.01 par; authorized 10,000,000 shares; issued and outstanding
  3,273,925shares at April 30, 2004
     and at January 31, 2004 ...............................................        32,739        32,739
Additional paid-in capital .................................................    11,862,461    11,862,461
Retained earnings ..........................................................    14,557,105    13,131,770
                                                                               -----------   -----------
     Total stockholders' equity ............................................    26,452,305    25,026,970
                                                                               -----------   -----------
                                                                               $51,347,545   $47,303,827
                                                                               ===========   ===========

                   LAKELAND INDUSTRIES, INC. AND SUBSIDIARIES
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

                                                                     THREE MONTHS ENDED
                                                                           April 30,
                                                                     2004            2003
                                                                     ----            ----
Net sales ...................................................   $ 26,838,023    $ 23,824,886
Cost of goods sold ..........................................     20,858,591      19,729,070
                                                                ------------    ------------
Gross profit ................................................      5,979,432       4,095,816
Operating expenses ..........................................      3,586,720       2,623,162
                                                                ------------    ------------
Operating profit ............................................      2,392,712       1,472,654
Other income, net ...........................................          9,460          15,442
Interest expense ............................................       (137,141)       (137,796)
                                                                ------------    ------------
Income before income taxes ..................................      2,265,031       1,350,300
Provision for income taxes ..................................        721,000         486,000
                                                                ------------    ------------
Income before minority interest .............................      1,544,031         864,300
Minority interest in Net income of Variable Interest Entities        118,696            --
                                                                ------------    ------------
Net Income ..................................................   $  1,425,335    $    864,300
                                                                ============    ============

Net income per common share*
         Basic ..............................................   $       0.44    $       0.26
                                                                ============    ============
         Diluted ............................................   $       0.43    $       0.26
                                                                ============    ============

Weighted average common shares outstanding*
         Basic ..............................................      3,273,925       3,266,997
                                                                ============    ============
         Diluted ............................................      3,278,803       3,274,757
                                                                ============    ============

*Adjusted for the 10% stock dividend to shareholders of record on July 31, 2003.

                   LAKELAND INDUSTRIES, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

                                                                 THREE MONTHS ENDED
                                                                     April 30,
                                                                2004             2003
                                                                ----             ----
Cash Flows from Operating Activities:
Net income .............................................   $ 1,425,335    $   864,300
Adjustments to reconcile net income to net cash provided
   by (used in) operating activities:
   Provision for bad debts .............................          --          (74,000)
   Depreciation and amortization .......................       231,455        207,777
Minority interest in Net income of
   Variable Interest Entities ..........................       118,696
Decrease in accounts receivable ........................    (1,456,042)    (2,855,924)
(Increase) decrease in inventories .....................    (1,222,647)     3,097,595
(Increase) decrease in other current assets ............       176,552       (204,717)
(Increase) in other assets .............................       (37,798)       (88,105)
Increase (decrease) in accounts payable, accrued
  expenses and other liabilities .......................     1,139,514        961,258
                                                           -----------    -----------
Net cash provided by operating
  activities ...........................................       375,065      1,908,184
                                                           -----------    -----------
Cash Flows from Investing Activities:
Purchases of property and equipment ....................      (153,417)      (585,446)
                                                           -----------    -----------
Net cash used in investing activities ..................      (153,417)      (585,446)
                                                           -----------    -----------

Cash Flows from Financing Activities:
Proceeds from exercise of stock options ................          --            9,750
Net borrowings (payments) under loan agreements ........       106,689     (1,422,413)
                                                           -----------    -----------
Net cash provided by (used in) financing activities ....       106,689     (1,412,663)
                                                           -----------    -----------

Net increase (decrease) in cash ........................       328,337        (89,925)
Cash and cash equivalents at beginning of period .......     2,445,271      1,474,135
                                                           -----------    -----------
Cash and cash equivalents at end of period .............   .$2,773,608    $ 1,384,210
                                                           ===========    ===========



Statements contained in this press release that are not historical facts are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities and Litigation Reform Act of 1995. In addition, words such as "estimates" "could," "should," "may," "feels," "believes," "anticipates," "expects" and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties, including but not limited to the timely development and acceptance of new products, the impact of competitive products and pricing, changing market conditions, the successful integration of acquisitions, continued availability and favorable pricing of raw materials, and the other risks. Actual results may differ materially from those projected. The company disclaims, however, any intent or obligation to update these forward-looking statements.

For further information on the Company see http/www.Lakeland.com - See our products in Green or Financial Info in Black or contact:

Christopher J. Ryan
Lakeland Industries Inc.
Tel. # 631-981-9700 Fax # 631-981-9751
E-mail:  chrisr@lakeland-ind.com